As filed with the Securities and Exchange Commission on April 4, 2002

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                           FOR REGISTRATION OF CERTAIN
                         CLASSES OF SECURITIES PURSUANT
                        TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                           iGAMES ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)


           Nevada                                        88-0501468
-------------------------------             ------------------------------------
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)


301 Yamato Road, Suite 3131
Boca Raton, Florida                                         33431
----------------------------------------                  ----------
(Address of Principal Executive Offices)                  (Zip Code)


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. |_|

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. |X|

Securities Act registration statement to which this form relates: 333-76982
                                                                  ---------

Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class
to be so Registered

None
------------------------------

Name of Each Exchange on Which
Each Class is to be Registered

N/A
------------------------------

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, par value $0.001 per share
----------------------------------------
(Title of class)

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT


Item 1.  Description of Registrant's Securities to be Registered.

         The description of the securities to be registered hereunder is incorporated herein by reference from the Registration Statement on Form SB-2, SEC File No. 333-76982, filed by the registrant on March 8, 2002, as such description is set forth under the caption "Description of Capital Stock" beginning on page 36 of such registration statement.


Item 2.  Exhibits.

The following exhibits are filed as part of this report:

Exhibit
Numbers     Description of Document
-------     -----------------------

1.          Form of specimen common stock certificate (1)

2.          Articles of Incorporation (1)

3.          Articles of Amendment to Articles of Incorporation (2)

4.          Bylaws (1)

------------------

(1) Incorporated herein by reference from the registrant's Registration Statement on Form SB-2, SEC File No. 333-76982 ("Registration Statement") filed on January 18, 2002, Exhibits 4.2, 3.1 and 3.2.

(2) Incorporated herein by reference from the Registration Statement filed on March 8, 2002, Exhibit 3.3.

                                    SIGNATURE

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                    iGAMES ENTERTAINMENT, INC.

                                    By:   /s/ Michael H. Rideman
                                          -----------------------------------
                                          Michael H. Rideman
                                          President & Chief Executive Officer


Dated:  April 4, 2002



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